Exhibit 99.1
FS SPECIALTY LENDING FUND An opportunistic, alternative credit solution

DELIVERING DIFFERENTIATED OPPORTUNITIES IN THE MIDDLE MARKET 1. Total AUM estimated as of June 30, 2025. References to “assets under management” or “AUM” represent the assets managed by Future Standard or its strategic partners as to which Future Standard is entitled to receive a fee or carried interest (either currently or upon deployment of capital) and general partner capital. Future Standard calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of Future Standards’ investment funds; (ii) uncalled investor capital commitments to these funds, including uncalled investor capital commitments from which Future Standard is currently not earning management fees or carried interest; (iii) the value of outstanding CLOs (excluding CLOs wholly-owned by Future Standard); (iv) the fair value of FS KKR Capital Corp. joint venture (JV) assets and (v) the fair value of other assets managed by Future Standard. Future Standards' calculation of AUM may differ from the calculations of other asset managers and, as a result, Future Standards’ measurements of its AUM may not be comparable to similar measures presented by other asset managers. Future Standards’ definition of AUM is not based on any definition of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts that it manages and is not calculated pursuant to any regulatory definitions. KEY FACTS $86B total assets under management1 professionals worldwide years of experience offices in the U.S., Europe and Asia 30+ 600+ 12 OUR ASSET MANAGEMENT PLATFORM PRIVATE EQUITY CREDIT REAL ESTATE MULTI-ASSET – Direct equity – LP-led secondaries – GP-led secondaries – Primaries – Senior credit – Junior credit – Opportunistic credit – Credit secondaries – Liquid credit – Commercial real estate debt – Real estate secondaries – Direct equity – Long/short – Event-driven – Global macro – Relative value Future Standard is a global alternative asset manager serving institutional and private wealth clients, investing across private equity, credit and real estate. We back the business owners and financial sponsors that drive growth and innovation across the middle market, transforming untapped potential into durable value. 2 AN OPPORTUNISTIC, ALTERNATIVE CREDIT SOLUTION

TABLE OF CONTENTS 01 Platform overview 02 Fund overview 03 Investment process 04 Summary of proposed terms 05 Appendix 3

SECTION 01 PLATFORM OVERVIEW 4

AN OPPORTUNISTIC, ALTERNATIVE CREDIT SOLUTION

# INTRODUCTION TO THE GLOBAL CREDIT TEAM

## Robust, cycle-tested team with prior experience across top firms



**ANDREW BECKMAN** Head of Global Credit, Portfolio Manager, **29 years experience**

| Salomon Smith Barney | Investcorp | Goldman Sachs (SSG) | Magnetar | DW Partners | Future Standard |
|---|---|---|---|---|---|
| 1996 | 1998 | 2004 | 2012 | 2016 | 2018 |



**NICHOLAS HEILBUT** Portfolio Manager, Director of Research, **26 years experience**

| DLJ | Goldman Sachs (SSG) | Serengeti | Magnetar | DW Partners | Future Standard |
|---|---|---|---|---|---|
| 1996 | 1998 | 2004 | 2012 | 2016 | 2018 |

DAN COHN-SFETCU
Managing Director
30 years experience

KENICHIRO JIN
Managing Director
21 years experience

DANIEL LEVAN
Managing Director
17 years experience

GABRIEL MALITZKY
Managing Director
11 years experience

SCOTT GIARDINA
Managing Director
23 years experience

DAVID WEISER
Managing Director
21 years experience

BRIAN HIGHTOWER
Managing Director
16 years experience

CHRIS D'AURIA
Managing Director
27 years experience

JAMES HOLLEY
Managing Director
21 years experience

MATTHEW CAMPBELL
Managing Director
18 years experience

RUSHABH VORA
Managing Director
16 years experience

+13 other investment professionals

### SELECT PRIOR FIRMS

- Anchorage Investments
- Apollo
- Benefit Street Partners
- Carlyle
- Goldman Sachs
- Golub
- Fortress Investment Group
- Silver Point

### ROBUST TEAM

26
professionals

### SEASONED EXPERIENCE

15 years
average experience

### FIRM-WIDE SUPPORT

14
portfolio management professionals

3
capital markets professionals

30
legal/compliance professionals

10
accounting professionals

20
finance professionals

82
operations + IT professionals

As of August 31, 2025. There can be no assurance that any of these investment professionals will remain with Future Standard or that past experience or performance of such professionals serves as an indicator of future performance or success.

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5

AN OPPORTUNISTIC, ALTERNATIVE CREDIT SOLUTION

# FS GLOBAL CREDIT BUSINESS OVERVIEW

## A tenured, cycle-tested investment team with deep experience across public and private credit

| $7.3B | 5 | 500+ |
|---|---|---|
| assets under management[1] | credit cycles the team has invested through | transactions evaluated in the trailing 12 months[2] |

| SENIOR CREDIT | FS SPECIALTY LENDING | FS CREDIT OPPORTUNITIES | FS CREDIT INCOME | TACTICAL OPPORTUNITIES | CLO PLATFORM |
|---|---|---|---|---|---|
| Private drawdown funds and managed accounts | Non-traded business development company[4] | Closed-end fund | Interval fund | Private strategies | Collateralized loan obligations |
| **Focus** | **Focus** | **Focus** | **Focus** | **Focus** | **Focus** |
| Direct lending | Direct lending | Direct lending | Direct lending | Capital structure solutions | Broadly syndicated loans |
| | Capital structure solutions | Capital structure solutions | Capital structure solutions | Special situations | |
| | Opportunistic credit | Opportunistic credit | Opportunistic credit | | |

Private credit — Public credit

1. Platform AUM estimated as of June 30, 2025. See appendix for more information on how "Platform AUM" is calculated.
2. As of June 30, 2025. Represents individual investment opportunities evaluated by funds under the FS Global Credit Platform.
3. As of June 30, 2025. Represents transaction volume for funds managed under the FS Global Credit Platform.
4. On April 24, 2025, FS Specialty Lending Fund ("FSSL") announced that its board of trustees approved a plan to prepare for the listing of its common shares on the New York Stock Exchange (NYSE) (the "Proposed Listing"). Prior to the Proposed Listing, FSSL will be converted from a business development company to a closed-end fund registered under the Investment Company Act of 1940 through a reorganization into a newly formed registered closed-end fund. There can be no assurance that FSSL will be able to complete the Proposed Listing within the expected time frame or at all. The timing of the Proposed Listing is subject to many factors, including, but not limited to, market conditions and board of trustee approval.

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6

SECTION 02 FUND OVERVIEW 7 An opportunistic, alternative credit solution

AN OPPORTUNISTIC, ALTERNATIVE CREDIT SOLUTION FS SPECIALTY LENDING FUND OVERVIEW 1. Represents target dividend yield at listing. The actual dividend yield at listing may be higher or lower based on the then current NAV. The payment of future distributions on FSSL's common shares is subject to the discretion of FSSL's board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions. Targeted returns referred to herein are described for illustrative, informational purposes only. Such targeted returns are not intended to forecast or predict future events but rather to indicate the returns for investments that the FS Global Credit team expects to seek to achieve on the Fund's overall portfolio of investments. Such target returns are based on our belief about the return that may be achievable on investments that the Fund intends to pursue in light of the experience FS Global Credit team has with similar investments historically, our view of current market conditions, and certain assumptions about investing conditions and market fluctuations. Any changes to such assumptions, market conditions or availability of investments may have a material impact on the target returns presented. 2. On April 24, 2025, FSSL announced that its board of trustees approved a plan to prepare for the listing of its common shares on the New York Stock Exchange (NYSE) (the “Proposed Listing”). There can be no assurance that FSSL will be able to complete the Proposed Listing within the expected time frame or at all. The timing of a listing is subject to many factors, including, but not limited to, market conditions and board of trustee approval. 3. Prior to the Proposed Listing, FSSL will be converted from a business development company to a closed-end fund registered under the Investment Company Act of 1940 through a reorganization into a newly formed registered closed-end fund. 8 OPPORTUNISTIC STRATEGY INVESTMENT OBJECTIVES SITUATION OVERVIEW LIQUIDITY — Anticipating a public listing on NYSE in mid-November2 — 75.9M shares outstanding — Unlike FSCO, no lock-up provision on shares following listing — Ticker: FSSL (NYSE)2 — Dynamically invests in the greatest relative value opportunities across private and public credit in search of return premiums — Same management and similar investment strategy as FSCO Seeks to generate current income and, to a lesser extent, long-term capital appreciation — Originally launched as an energy-focused credit fund — Transitioned towards diversified credit in 2023 — Intend to convert from non-traded BDC to closed-end fund structure2,3 PRIVATE CREDIT — Direct lending — Capital structure solutions PUBLIC CREDIT — Opportunistic credit — Special situations target annualized distribution rate at listing (based on NAV)1 9.0%–9.5%

AN OPPORTUNISTIC, ALTERNATIVE CREDIT SOLUTION FS SPECIALTY LENDING FUND: DIVERSIFIED PORTFOLIO FOCUSED ON SENIOR SECURED DEBT All figures based on fair value as of June 30, 2025. FSSL’s portfolio is actively managed, and the foregoing presents only a “snapshot” as of June 30, 2025. There is no assurance that the composition of FSSL’s portfolio, either currently or in the future, will resemble the composition of FSSL’s portfolio as of June 30, 2025. FSSL’s current or future portfolio allocations may be the same, similar or different from those reflected as of June 30, 2025. Diversification is no guarantee against loss. 1. Senior secured debt includes first lien loans, second lien loans and senior secured bonds. 2. Represents non-energy investments based on fair value as of June 30, 2025. 3. Other includes Consumer Staples Distribution & Retail (2%); Transportation, Telecommunication Services, Equity Real Estate Investments Trusts (REITs), Insurance, Household & Personal Products, Real Estate Management & Development (1%). 9 ASSET TYPE 82% Senior Secured Loans – 1st Lien Senior Secured Loans – 2nd Lien 4% Senior Secured Bonds 2% Senior Secured Loans – 1st Lien 3% Asset Based Finance 6% Equity/Other INDUSTRY CLASSIFICATION 13% Commercial & Professional Services 5% Consumer Discretionary Distribution & Retail 12% Consumer Services 5% Financial Services 12% Capital Goods 5% Media & Entertainment 10% Healthcare Equipment & Services 3% Automobiles & Components 8% Materials 3% Pharmaceuticals, Biotechnology, & Life Sciences 8% Energy 2% Software & Services 6% Consumer Durables & Apparel 8% Other3 $1.9B 73 89% 86% 92% total assets portfolio companies senior secured debt1 floating rate assets diversified credit investments2

SECTION 03 INVESTMENT PROCESS 10

AN OPPORTUNISTIC, ALTERNATIVE CREDIT SOLUTION SPECIALIZED FOCUS WITHIN PRIVATE AND PUBLIC CREDIT The Fund dynamically invests across private and public credit with a focus on core private middle market companies based on the greatest relative value opportunities. Provided for illustrative purposes only. This page shows a simplified presentation of a complex process— the FS Global Credit team’s research and due diligence processes and the characteristics of its investment will vary at times, and no guarantee is made that investments will have the characteristics included herein or that the expected level of opportunities will actually materialize. 11 — Direct lending ‒ Private equity–sponsored businesses ‒ Non-sponsored businesses — Capital structure solutions ‒ Transitional capital ‒ Liquidity solutions ‒ Lending to dislocated sectors — Opportunistic credit ‒ Performing companies with attractive yields ‒ Opportunities created during dislocations ‒ Complex situations in primary markets ‒ Misunderstood or off-the-run credit ‒ Structured credit ‒ Idiosyncratic and event driven situations PRIVATE MARKETS PUBLIC MARKETS

AN OPPORTUNISTIC, ALTERNATIVE CREDIT SOLUTION PROVIDING DIFFERENTIATED ACCESS TO PRIVATE CREDIT Focusing on the core middle market creates opportunities for potential return premium Provided for illustrative purposes only. This page shows a simplified presentation of a complex process— the FS Global Credit team’s research and due diligence processes and the characteristics of its investment will vary at times, and no guarantee is made that investments will have the characteristics included herein or that the expected level of opportunities will actually materialize. • $[25-75M] average EBITDA • $[30M] investment size • Average LTV: [ ]% FS GLOBAL CREDIT TEAM TRADITIONAL DIRECT LENDING STRATEGIES SPONSORED + NON-SPONSORED DIRECT LENDING — Sponsored lending: ‒ Small or emerging sponsors ‒ Capital structure solution for large sponsors — Non-sponsored lending ‒ Reduced competition ‒ Ability to structure bespoke transactions LOWER + CORE MIDDLE MARKET — EBITDA range $25M–$75M, typically — Avg. transaction size: $30M — Fewer competitors given lack of bank coverage CAPITAL STRUCTURE SOLUTIONS — Bespoke terms — Companies with unique capital needs — Lending against non-standardized credit profiles/assets SPONSORED-BACKED DIRECT LENDING — Private equity-owned companies — Highly competitive — Largely standardized terms UPPER MIDDLE MARKET — EBITDA $50M–$250M — Transactions can range from hundreds of millions to over $1B — Dominated by largest private credit managers M&A/LEVERAGED BUYOUTS — Standardized terms — Typically used to finance leverage buyouts (LBOs) — Lending against conventional capital structures 12

AN OPPORTUNISTIC, ALTERNATIVE CREDIT SOLUTION

# FSSL EXPECTED TO BE AMONGST THE LARGEST CREDIT BASED CEFS

## Assets under management ($ millions)


$2,528
$2,158
$1,923
$987
$807
$597
$573
GOF
FSCO
FSSL
BGB
KIO
PRIF
ARDC

Source: Company filings. As of latest publicly available information. FSCO, FSSL, BGB, ARDC and PRIF are as of June 30, 2025. GOF is as of May 31, 2025. KIO is as of April 30, 2025.

FSCO is FS Credit Opportunities Corp. GOF is Guggenheim Strategic Opportunities Fund. FSSL is FS Specialty Lending Fund. BGB is Blackstone Strategic Credit 2027 Term Fund. KIO is KKR Income Opportunities Fund. PRIF is Priority Income Fund. ARDC is Ares Dynamic Credit Allocation Fund.

FS
13

AN OPPORTUNISTIC, ALTERNATIVE CREDIT SOLUTION

# FSSL VS. CEF AND BDC PEER GROUP COMPARISON

| | Future Standard | Future Standard | Closed End Funds | | | | | BDCs | |
|---|---|---|---|---|---|---|---|---|---|
| | FS Specialty Lending Fund | FS Credit Opportunities Corp.[1] | Ares Dynamic Credit Allocation Fund | Blackstone Strategic Credit Fund | KKR Income Opportunities Fund | Guggenheim Strategic Opportunities Fund | Priority Income Fund, Inc. | Oaktree Specialty Lending | Sixth Street Specialty Lending |
| Public Ticker[2,3] | FSSL | FSCO | ARDC | BGB | KIO | GOF | PRIF | OCSL | TSLX |
| **Summary Stats** | | | | | | | | | |
| Total Assets ($ in millions) | $1,923 | $2,158 | $573 | $987 | $807 | $2,528 | $597 | $2,964 | $3,416 |
| Private Credit %[4] | 65.3% | 72.3% | 30.1% | 2.8% | 13.7% | 10.9% | 17.2% | 88.1% | 97.6% |
| Leverage (Gross Debt-to-Equity) | 0.27x | 0.47x | 0.60x | 0.57x | 0.44x | 0.19x | 0.45x | 0.98x | 1.07x |
| Current P / NAV[5] | -- | 0.95x | 0.93x | 0.95x | 0.95x | 1.29x | 1.15x | 0.75x | 1.21x |
| **2025 YTD Performance**[6] | | | | | | | | | |
| Dividend Yield on NAV[7] | 9 - 9.5%[8] | 11.2% | 9.3% | 7.5% | 11.6% | 18.9% | NA | 9.5% | 11.9% |
| Distribution Coverage[9] | TBD | 91.8% | 87.3% | 117.9% | 86.9% | 37.3% | 53.4% | 94.5% | 126.8% |
| Return on NAV | 3.5% | 13.5% | 5.3% | 4.2% | 3.4% | 12.6% | (28.5%) | 0.1% | 6.1% |
| Return on Market Price | TBD | 9.7% | (4.3%) | 2.7% | (0.8%) | 8.7% | 13.4% | (9.8%) | 4.9% |

1. Presented for illustrative purposes only. Performance information of FSCO is not indicative of the performance of FSSL.
2. Financial data per the latest company filing; FSSL, FSCO, ARDC, BGB, TSLX, PRIF, and OCSL as of 6/30/25, KIO as of 4/30/25, GOF as of 5/31/25.
3. On April 24, 2025, FSSL announced that its board of trustees approved a plan to prepare for the listing of its common shares on the New York Stock Exchange (NYSE) (the "Proposed Listing"). There can be no assurance that FSSL will be able to complete the Proposed Listing within the expected time frame or at all. The timing of a listing is subject to many factors, including, but not limited to, market conditions and board of trustee approval.
4. Private credit exposure is calculated as the fair value of Level 3 assets as a percentage of the total portfolio's fair value.
5. Current P/NAV is based on the market price as of 10/10/25. NAV is as of 10/10/25 for closed-end funds that report daily NAV and as of the latest available for PRIF, OCSL, and TSLX.
6. Return on NAV is as of 10/10/25 for closed-end funds that report daily NAV and the latest publicly available filing for PRIF, OCSL, and TSLX; Return on market price is as of 10/10/25, with all data sourced from Bloomberg and S&P Global Marketplace Intelligence. Past performance does not guarantee future results.
7. Represents current monthly distribution annualized divided by most recent NAV per filing; OCSL and TSLX include supplemental dividends.
8. Represents target dividend yield following listing. The actual dividend yield at listing may be higher or lower based on the then current NAV. The payment of future distributions on FSSL's common shares is subject to the discretion of FSSL's board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions. Targeted returns referred to herein are described for illustrative, informational purposes only. Such targeted returns are not intended to forecast or predict future events but rather to indicate the returns for investments that the FS Global Credit team expects to seek to achieve on the Fund's overall portfolio of investments. Such target returns are based on our belief about the return that may be achievable on investments that the Fund intends to pursue in light of the experience FS Global Credit team has with similar investments historically, our view of current market conditions, and certain assumptions about investing conditions and market fluctuations. Any changes to such assumptions, market conditions or availability of investments may have a material impact on the target returns presented.
9. Distribution coverage is calculated by dividing full-year or mid year net investment income by total distributions paid for the corresponding period.

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14

AN OPPORTUNISTIC, ALTERNATIVE CREDIT SOLUTION

# FSCO AND FSSL PORTFOLIO COMPARISON

## 6/30/2025 FSCO Portfolio

### INDUSTRY DIVERSIFICATION


Consumer Services
Health Care Equipment & Services
Commercial & Professional Services
Capital Goods
Software & Services
Consumer Durables & Apparel
Financial Services
Materials
Consumer Discretionary Distribution & Retail
Pharma, Biotech & Life Sciences
Other
16%
13%
12%
10%
7%
6%
6%
4%
4%
4%
18%

### INVESTMENT TYPE BREAKOUT


Senior Secured Loans – 1st Lien
Senior Secured Loans – 2nd Lien
Senior Secured Bonds
Unsecured Debt
Asset Based Finance
Equity / Other
78%
3%
5%
4%
2%
8%

## 6/30/2025 FSSL Portfolio

### INDUSTRY DIVERSIFICATION


Commercial & Professional
Consumer Services
Capital Goods
Healthcare Equipment & Services
Materials
Energy
Consumer Durables & Apparel
Consumer Discretionary Distribution & Retail
Financial Services
Media & Entertainment
Automobiles & Components
Pharma, Biotechnology & Life Sciences
Other
13%
12%
12%
10%
8%
8%
6%
5%
5%
5%
3%
3%
10%

### INVESTMENT TYPE BREAKOUT


Senior Secured Loans – 1st Lien
Senior Secured Loans – 2nd Lien
Senior Secured Bonds
Unsecured Debt
Asset Based Finance
Equity / Other
82%
3%
4%
2%
3%
6%

Source: SEC filings

Note: Portfolio information as of June 30, 2025. The portfolios may differ significantly in the future and are subject to change

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15

AN OPPORTUNISTIC, ALTERNATIVE CREDIT SOLUTION FSCO DIRECT LISTING CASE STUDY Sources: Bloomberg and S&P Global Market Intelligence. Note: Past performance does not guarantee future results. Represents the price performance of FSCO. The foregoing information is presented for illustrative purposes only. The trading performance of FSSL may differ materially from the information set forth above. 1. There can be no assurance that FSSL will complete the Proposed Listing within the expected time frame or at all. 2. NAV as of 11/10/2022 was $1,282 million, or $6.46 per share, with over $2.1 billion in assets managed. 3. Total return includes price appreciation and the reinvestment of dividends. Dividends are assumed to be reinvested at the closing price of the security on the ex-date of the dividend. ‒ FSCO began trading on the New York Stock Exchange on November 14, 2022. ‒ FSCO is a closed-end fund investing in event-driven credit, special situations, private capital solutions and other non-traditional credit opportunities. ‒ FSCO shareholders were subject to a three-part lockup, with the last lockup ending 180–days post-listing. FSSL shareholders will not be subject to a lockup. ‒ At listing, FSSL will have the same management team and similar investment strategy as FSCO.1 COMPANY OVERVIEW OFFERING SUMMARY 16 First trade price $4.48 Total shares listed 198,355,000 NAV at listing ($mm)2 $1,282 NAV pre-listing ($)2 $6.46 per share P/NAV Min: 0.65x Max: 1.03x TOTAL RETURN SINCE LISTING3 FSCO: 141.1% S&P 500: 75.5%

SECTION 04 SUMMARY OF PROPOSED TERMS 17

AN OPPORTUNISTIC, ALTERNATIVE CREDIT SOLUTION

# SUMMARY OF PROPOSED TERMS

| | |
|---|---|
| **Fund** | FS Specialty Lending Fund |
| **Structure** | Registered closed-end fund |
| **Expected ticker**[1] | NYSE: FSSL |
| **Target distribution**[2] | 9.0%–9.5% based on NAV |
| **Distribution frequency**[2] | Expected monthly following the listing[3] |
| **Management fees** | Reduced to 1.35% of gross assets via waiver[4] |
| **Incentive fees** | Reduced to 10%, with a 6% hurdle via waiver[4] |
| **Details** | – Originally launched as an energy-focused credit fund, transitioned towards diversified credit in 2023, and intend to convert from non-traded BDC to listed, registered closed-end fund structure<br>– May 2025: 6:1 Reverse stock split executed<br>– July 2025: FS Investments announced a name change to Future Standard<br>– In advance of listing, Future Standard to purchase EIG's interest in FSSL's investment advisor, making the adviser an indirect, wholly-owned subsidiary of Future Standard<br>– Path to Listing: Merger of the BDC into a shell closed-end fund prior to listing; closed-end fund would be the surviving entity that is then listed on an exchange[1]<br>– No lock-up provision |

1. There can be no assurance that FSSL will complete the Proposed Listing within the expected time frame or at all.
2. Represents target dividend yield at listing. The actual dividend yield at listing may be higher or lower based on the then current NAV. The payment of future distributions on FSSL's common shares is subject to the discretion of FSSL's board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions. Targeted returns referred to herein are described for illustrative, informational purposes only. Such targeted returns are not intended to forecast or predict future events but rather to indicate the returns for investments that the FS Global Credit team expects to seek to achieve on the Fund's overall portfolio of investments. Such target returns are based on our belief about the return that may be achievable on investments that the Fund intends to pursue in light of the experience FS Global Credit team has with similar investments historically, our view of current market conditions, and certain assumptions about investing conditions and market fluctuations. Any changes to such assumptions, market conditions or availability of investments may have a material impact on the target returns presented.
3. Distributions expected to be declared monthly following the listing starting in 2026, subject to board approval.
4. Management and incentive fees waived down to 1.35% and 10% respectively, upon listing and for the period in which the Fund operates as a registered closed-end fund.

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18

SECTION 05 APPENDIX 19

20 PLATFORM AUM DISCLOSURE Future Standard defines a "Platform" as a group of internal investment teams with a similar primary investing strategy. References to “platform assets under management” or “Platform AUM” represent the AUM of the Funds managed by the investment teams at Future Standard, within the same Platform. References to “assets under management” or “AUM” represent the assets managed by Future Standard or its strategic partners as to which Future Standard is entitled to receive a fee or carried interest (either currently or upon deployment of capital) and general partner capital. Future Standard calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of Future Standards’ investment funds; (ii) uncalled investor capital commitments from these funds, including uncalled investor capital commitments from which Future Standard is currently not earning management fees or carried interest; (iii) the fair value of other assets managed by Future Standard. Future Standard's calculation of AUM and Platform AUM may differ from the calculations of other asset managers and, as a result, Future Standard's measurements of its AUM and Platform AUM may not be comparable to similar measures presented by other asset managers. Future Standard's definition of AUM and Platform AUM is not based on any definition of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts that it manages and is not calculated pursuant to any regulatory definitions. IMPORTANT DISCLOSURES An investment in FSSL involves a high degree of risk and may be considered speculative. Investors are advised to consider the investment objectives, risks, and charges and expenses of FSSL carefully before investing. The information contained in this presentation (this “Presentation”) does not purport to contain all information that may be required to evaluate any investment in FSSL or any of its securities and should not be relied upon to form the basis of, or be relied upon in connection with, any investment decision whatsoever. This Presentation is intended to be considered in the context of FSSL’s U.S. Securities and Exchange Commission (“SEC”) filings and other public information that FSSL may make available from time to time, including the registration statement on Form N-2 filed by New FS Specialty Lending Fund with the SEC on July 25, 2025. Investors should read and carefully consider all information found in FSSL's reports filed with the SEC. Investors may obtain a copy of these filings free of charge at www.futurestandard.com or by contacting Future Standard at 201 Rouse Boulevard, Philadelphia, PA 19112 or by phone at 877-628- 8575. This Presentation is for informational purposes only and does not constitute an offer to sell nor a solicitation of an offer to buy the securities described herein. The parties reserve the right to amend or update this Presentation at any time but assume no obligation to do so. The parties make no representation, warranty or other assurance, express or implied as to the accuracy, fairness or completeness of any of the information contained in this Presentation or in any other communications made to recipients in connection with this Presentation. Information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. You should not view the past performance of FSSL, or information about the market, as indicative of FSSL's future results. On April 24, 2025, FSSL announced that its board of trustees approved a plan to prepare for the listing of its common shares on the New York Stock Exchange (NYSE) (the “Proposed Listing”). Prior to the Proposed Listing and subject to shareholder approval, FSSL will be converted from a business development company to a closed-end fund registered under the Investment Company Act of 1940 through a reorganization into a newly formed registered closed-end fund (the “Reorganization”). There can be no assurance that FSSL will be able to complete the Proposed Listing or the Reorganization within the expected time frame or at all. The timing of the Proposed Listing is subject to many factors, including, but not limited to, market conditions and board of trustee approval. CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund, including but not limited to, anticipated distribution rates and liquidity events. Words such as “intends,” “will,” “believes,” “expects,” “projects,” “future” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy due to geo-political risks, risks associated with possible disruption to the Fund's operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund's operating area, unexpected costs, the ability of the Fund to complete the reorganization, complete the listing of the common shares on a national securities exchange, the price at which the common shares may trade on a national securities exchange, and failure to list the common shares on a national securities exchange, and such other factors that are disclosed in the Fund's filings with the SEC. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with approval by shareholders of the Fund of the Reorganization, which occurred at a shareholder meetings held on September 26, 2025 and adjourned to October 14, 2025, the Successor Fund filed with the SEC solicitation materials in the form of a joint proxy statement/prospectus included in an effective registration statement on Form N-14 (File No. 333-286859), which joint proxy statement/prospectus was mailed to shareholders of the Fund. Information regarding the identity of potential participants in such solicitation, and their direct or indirect interests in the Fund, by security holdings or otherwise, were set forth in the definitive joint proxy statement/prospectus and the proxy statement and any other materials filed with the SEC in connection with the Fund's 2024 annual meeting of shareholders. The proxy statement/prospectus and other relevant documents filed with the SEC contain important information about the Reorganization, the Declaration of Trust amendments, the Fund and the Successor Fund. Free copies of the joint proxy statement/prospectus and other documents are available on the SEC's web site at www.sec.gov. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. By the receipt of this Presentation, the Recipient acknowledges and agrees to maintain the confidentiality of such information and to not reproduce or disclose to any other person or use for any purpose other than as may be agreed to in writing by FSSL. Without limiting the foregoing, this Presentation and information being provided to the Recipient is subject to the confidentiality restrictions applicable to the Recipient. In addition, by accepting these confidential materials, the Recipient agrees to use any such information in accordance with its compliance policies and procedures, contractual obligations and applicable law, including applicable foreign, U.S. federal and state securities laws.